SPECIAL POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS that
the
undersigned does hereby make, constitute and appoint any elected officer of
MICROS Systems, Inc. ("MICROS") as the true and lawful attorney for the undersigned and in the name, place and stead of the undersigned and for the undersigned's use and benefit, to sign, swear to, acknowledge, file and record, from time to time:

	1.	All Statement
of Changes in Beneficial
Ownership of Securities on Form 4 or 5 to be filed with the Securities and
Exchange Commission, with respect to
MICROS, pursuant to Section 16 of the
Securities and Exchange Act of
1934, as amended, and the regulations
promulgated thereunder.


	2.	To take all such further action which such
attorney-in-fact shall
consider necessary, appropriate or convenient in connection with the foregoing, hereby giving such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever appropriate, requisite and necessary to be done with respect to the foregoing as fully as the undersigned might or could do if personally present, and hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

	The foregoing
grant of
authority is a Special Power of Attorney, and shall survive for so long as the undersigned is required to report to the Securities and Exchange
Commission pursuant to Section 16 of the Securities Exchange Act of 1934,
as amended, with respect to MICROS.

	IN WITNESS WHEREOF, the

undersigned has executed this Special Power of Attorney on this 10th day of
Feb., 1998.


				/s/___ A.L. Giannopoulos ________________


					A.L. Giannopoulos

STATE OF MARYLAND	   	:
					   SS:


COUNTY OF PRINCE GEORGE'S:

	On this 10th day of February, 1998,

before me, a notary public in and for the State and County set forth above, personally appeared A.L. Giannopoulos, who known to me to be the person whose name is subscribed to the foregoing instrument and being by me first duly sworn acknowledged that he executed the same.




				/s/____
Judith F. Wilbert______
					   (Notary Public)

My commission
expires 9/7/98.
				[SEAL]